UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 22, 2024

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification number)

16767 N. Perimeter Drive, Suite 110

Scottsdale, AZ 85260

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 22, 2024, our stockholders approved The Joint Corp. 2024 Incentive Stock Plan (the “Stock Plan”). The material terms and conditions of the Stock Plan were previously described under Proposal 4 of our Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 19, 2024 (the “Proxy Statement”), and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Stock Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2024 annual meeting of stockholders was held on May 22, 2024. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election to our Board of Directors of seven nominees to serve for the terms expiring on the date of the next annual meeting of stockholders in 2025 or until his or her successors are elected and qualified. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew E. Rubel	10,503,780	118,278	13,295	1,862,468
Ronald V. DaVella	10,205,466	400,271	29,616	1,862,468
Suzanne M. Decker	10,602,882	17,177	15,294	1,862,468
Jefferson Gramm	10,622,461	8,612	4,280	1,862,468
Peter D. Holt	10,438,521	195,229	1,603	1,862,468
Abe Hong	10,472,798	160,833	1,722	1,862,468
Glenn J. Krevlin	9,248,161	1,385,576	1,616	1,862,468

Proposal 2. The approval, on an advisory basis, of the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. In accordance with the results below, the compensation of our named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,377,686	246,446	11,221	1,862,468

Proposal 3. The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. In accordance with the results below, the appointment of BDO USA, P.C. was ratified.

Votes For	Votes Against	Abstentions
12,424,642	71,411	1,768

Proposal 4. The approval of the Stock Plan. In accordance with the results below, the Stock Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,194,262	2,307,064	134,027	1,862,468

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1*	The Joint Corp. 2024 Incentive Stock Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

________________

* Management contract or compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024

The Joint Corp.

By	/s/ Peter D. Holt
Peter D. Holt
President and Chief Executive Officer